Exhibit 99.11

EXECUTION VERSION

SUBORDINATION AGREEMENT (INTERCOMPANY)

INTERCOMPANY SUBORDINATION AGREEMENT, dated as of September 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), is made by the Obligors (as defined below) in favor of TPG Specialty Lending, Inc., in its capacity as collateral agent for the Agents and the Lenders (as such terms are defined below) (in such capacity, together with any successors and assigns, the "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to the Financing Agreement, dated as of September 30, 2013 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement"), by and among GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation ("Company") and certain Subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, TPG SPECIALTY LENDING, INC., a Delaware corporation ("TPG"), as administrative agent for the Lenders (in such capacity, "Administrative Agent"), the Collateral Agent, and TENNENBAUM CAPITAL PARTNERS, LLC, as co-lead arranger, the Lenders and the Agents have agreed to make certain financial accommodations to the Company;

WHEREAS, in order to induce the Agents and the Lenders to enter into the Financing Agreement, each of the Guarantors has guaranteed pursuant to Article VII of the Financing Agreement or executed and delivered a Guaranty in favor of the Agents and the Lenders with respect to the obligations owing by the Company to the Agents and the Lenders pursuant to the Loan Documents;

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, each Obligor has agreed to the subordination of such indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and provide other financial accommodations pursuant to the Financing Agreement, the Obligors hereby jointly and severally agree with the Agents and the Lenders as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Financing Agreement.  All capitalized terms used in this Agreement which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to such capitalized terms in the Financing Agreement.

(b) Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

"Additional Obligor" has the meaning set forth in Section 16 hereto.

"Insolvency Event" has the meaning set forth in Section 3 hereto.

"Obligors" means, collectively, the Company, the Guarantors and the other parties listed as an "Obligor" on the signature pages hereto.

"Paid in Full" means (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all costs, expenses, or indemnities payable pursuant to Section 10.2 or 10.3 of the Financing Agreement that have accrued and are unpaid regardless of whether demand has been made therefor, (iii) all fees or charges that have accrued under the Financing Agreement or under any other Loan Document and are unpaid, (b) the receipt by Collateral Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to an Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Required Lenders reasonably determine is appropriate to secure such contingent Obligations, and (c) the termination of all of the Commitments of the Lenders.  The expressions "prior payment in full", "payment in full", "paid or satisfied in full" and "paid in full" (whether or not expressions are capitalized) and other similar phrases shall have correlative meanings.

"Senior Debt" means, collectively, the Obligations (as defined in the Financing Agreement) and the Guaranteed Obligations (as defined in the Financing Agreement).

"Subordinated Debt" means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

"Subordinated Debt Payment" means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c) Interpretation.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

The word "will" shall be construed to have the same meaning and effect as the word "shall".  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof", "hereby" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Clauses, Exhibits, Schedules and Annexes shall be construed to refer to Sections, Subsections, and Clauses of, and Exhibits, Schedules and Annexes to, this Agreement, and (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to.  The captions and headings contained herein are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2 Subordination to Payment of Senior Debt.  As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, until the Senior Debt shall have been Paid in Full.

SECTION 3 Subordination Upon Any Distribution of Assets of the Obligors.  As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in an insolvency proceeding, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the "Insolvency Events"):  (a) all amounts owing on account of the Senior Debt shall first be Paid in Full before any Subordinated Debt Payment is made; and (b) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the Collateral Agent (or its designee) for the benefit of the Agents and the Lenders for application to the payment of the Senior Debt in accordance with clause (a), after giving effect to any concurrent payment or distribution or provision therefor to the Agents or the Lenders in respect of such Senior Debt.

SECTION 4 Payments on Subordinated Debt.

(a) Permitted Payments.  So long as no Event of Default shall have occurred and be continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in accordance with the terms of the Financing Agreement.

(b) No Payment Upon Senior Debt Defaults.  Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment, unless otherwise expressly permitted by the Agents in their discretion.

SECTION 5 Subordination of Remedies.  As long as any Senior Debt shall have not been Paid in Full, following the occurrence of any Event of Default and until such Event of Default is cured or waived, no Obligor shall, without the prior written consent of the Collateral Agent:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce such Obligor's rights or interests in respect of the obligations owed to it by any other Obligor;

(b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d) commence, or cause to be commenced, or join with any creditor other than the Agents or the Lenders, in commencing, any insolvency proceeding, or receivership proceeding against any other Obligor.

SECTION 6 Payment Over to the Collateral Agent.  In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before the date on which all Senior Debt is Paid in Full, each Subordinated Debt Payment shall be held in trust for the benefit of the Agents and the Lenders and shall be paid over or delivered to the Collateral Agent (or its designee) for the benefit of the Agents and the Lenders for application to the payment of the Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to the Agents or the Lenders in respect of the Senior Debt.

SECTION 7 Authorization to Collateral Agent.  If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property:  (a) the Collateral Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as the Collateral Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agents or the Lenders; and (b) each Obligor shall promptly take such action as the Collateral Agent reasonably may request (i) to collect the Subordinated Debt for the account of the Agents or the Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Collateral Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable the Collateral Agent to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

SECTION 8 Certain Agreements of Each Obligor.

(a) No Benefits.  Each Obligor understands that there may be various agreements between the Agents and/or the Lenders and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that the Agents and the Lenders shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference.  Each Obligor acknowledges that each other Obligor has granted to the Collateral Agent, for the benefit of the Agents and the Lenders, a Lien on the Collateral of such Obligor, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by any Agent or any Lender, in accordance with applicable law and the terms of the applicable Loan Documents.

(c) Reliance.  Each Obligor acknowledges and agrees that the Agents and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing and maintaining the Loans and other financial accommodations thereunder.

(d) Waivers.  Except as provided under the Financing Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected.  Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Agents or the Lenders hereunder: (i) the time for any other Obligor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by the Agents or the Lenders; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor and the Agents or the Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or the Agents or the Lenders thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and the Agents or the Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of any Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against any other Obligor, any other Person, or with respect to any Collateral may be exercised (or the Agents or the Lenders may waive or refrain from exercising such rights).

(f) Rights of the Lenders and the Agents Not to Be Impaired.  No right of any Agent or any Lender to enforce the subordination provided for herein or to exercise any other rights of such Person hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, Lender or Agent hereunder or under or in connection with the other Loan Documents or by any noncompliance by any Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof that any Agent or Lender may have or otherwise be charged with.

(g) Financial Condition of the Obligors.  Except as provided under the Financing Agreement, each Obligor shall not have any right to require any Agent or any Lender to obtain or disclose any information with respect to:  (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of any Agent, or any Lender or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties.  Except to the extent permitted under the Financing Agreement, no Obligor shall, without the prior consent of the Collateral Agent, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.

SECTION 9 Subrogation.

(a) Subrogation.  Until the Senior Debt has been Paid in Full, no Obligor shall directly or indirectly exercise any rights that such Obligor may acquire by way of subrogation under this Agreement, by any payment or distribution to any Agent or any Lender hereunder or otherwise.  Upon the date on which all Senior Debt has been Paid in Full, each Obligor may exercise its rights of subrogation to the rights of the Agents and the Lenders to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full.  For the purposes of the foregoing subrogation, no payments or distributions to any Agent or any Lender of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than the Agents and the Lenders) and any other Obligor, be deemed to be a payment by any other Obligor to or on account of the Senior Debt.

(b) Payments Over to the Obligors.  If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from the Agents or the Lenders any payments or distributions received by the Agents or the Lenders in excess of the amount sufficient to cause the Senior Debt to be Paid in Full.  If any such excess payment is made to the Agents or the Lenders, the Agents or the Lenders, as the case may be, shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 10 Continuing Agreement; Reinstatement.

(a) Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the date on which the Senior Debt has been Paid in Full.  The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any other Obligor.

(b) Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by any Agent or any Lender, whether as a result of an Insolvency Event or otherwise.

SECTION 11 Transfer of Subordinated Debt.  No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of the Collateral Agent, and any such assignment without the Collateral Agent's prior written consent shall be null and void.  Any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to the Collateral Agent.

SECTION 12 Obligations of the Obligors Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of the Agents and the Lenders against the Obligors, on the other hand.  Nothing contained in this Agreement shall (a) impair, as between each Obligor and the other Obligors, the obligation of each other Obligor to pay its respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (b) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than the Agents and the Lenders) of the other Obligors against the other Obligors, on the other hand.

SECTION 13 Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a) Endorsement of Obligor Documents.  At the request of the Collateral Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend in form and substance satisfactory to the Collateral Agent noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to the Collateral Agent evidence of the same.

(b) Further Assurances and Additional Acts.  Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as the Collateral Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide the Collateral Agent with evidence of the foregoing reasonably satisfactory in form and substance to the Collateral Agent.

SECTION 14 Costs and Expenses.

(a) Payments by the Obligors.  Each of the Obligors jointly and severally agrees to pay to the Collateral Agent (or its designee) on demand all reasonable costs and expenses of the Agents, and the reasonable fees and disbursements of counsel to the Agents, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement.

(b) Additional Payments by the Obligors.  Each of the Obligors jointly and severally agrees to pay to the Collateral Agent (or its designee) on demand all costs and expenses of the Agents and the Lenders, and the reasonable fees and disbursements of counsel to the Agents and the Lenders, in connection with (i) any amendments, modifications or waivers of the terms of this Agreement and (ii) the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by any Agent or any Lender as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 15 Miscellaneous.

(a) Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and shall be mailed, telecopied, or delivered in accordance with the notice provisions contained in the Financing Agreement.

(b) No Waiver; Cumulative Remedies.  No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agents and the Lenders.

(c) Survival.  All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt shall have not been Paid in Full.

(d) Benefits of Agreement.  This Agreement is entered into for the sole protection and benefit of the parties hereto, the Agents and the Lenders and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

(e) Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by each Obligor, each Lender and each Agent and their respective successors and assigns except that no Obligor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Collateral Agent.

(f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(g) CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE OBLIGORS HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE OBLIGORS HEREBY IRREVOCABLY APPOINTS A PROCESS AGENT (AS SELECTED PURSUANT TO THE FINANCING AGREEMENT, THE "PROCESS AGENT") AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT IN CARE OF THE COMPANY AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE FINANCING AGREEMENT AND TO THE PROCESS AGENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OBLIGOR IN ANY OTHER JURISDICTION.  EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(h) Entire Agreement.  This Agreement constitutes the entire agreement of each of the Obligors with respect to the matters set forth herein and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(i) Amendments and Waivers.  No amendment or waiver of any provision of this Agreement and no consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and the Collateral Agent.  Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(j) Conflicts.  In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, the terms of this Agreement shall control.

(k) Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Interpretation.  This Agreement is the result of negotiations between, and has been reviewed by the respective counsel to, the Obligors, the Agents and the Lenders and is the product of all parties hereto.  Accordingly, this Agreement shall not be construed against the Agents or the Lenders merely because of the Agents' or the Lenders' involvement in the preparation hereof.

(m) Counterparts; Facsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(n) Termination of Agreement.  Subject to Section 10(b) hereof, upon the date on which the Senior Debt shall have been Paid in Full, this Agreement shall terminate and the Collateral Agent, on behalf of the Agents and the Lenders, shall, at the Obligors' joint and several expense, and without any recourse, representation or warranty, promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably necessary or available to evidence such termination.

SECTION 16 Additional Obligors.  The initial Obligors hereunder shall be such of the Obligors as are signatories hereto as of the date hereof.  From time to time subsequent to the date hereof, additional Obligors, as required by the Financing Agreement or the other Loan Documents, may become parties hereto, as additional Obligors (each, an "Additional Obligor"), by executing and delivering a counterpart of this Agreement.  Upon delivery of any such counterpart to the Collateral Agent, notice of which is hereby waived by each Obligor, such Additional Obligor shall be an Obligor and shall be as fully a party hereto as if such Additional Obligor were an original signatory hereof.  Each Obligor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Obligor hereunder.  This Agreement shall be fully effective as to any Obligor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be an Obligor hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OBLIGORS:

GLOBAL GEOPHYSICAL SERVICES, INC.

By: __________________________
Name:
Title:

AUTOSEIS DEVELOPMENT COMPANY
By: __________________________
Name:
Title:

AUTOSEIS, INC.
By: __________________________
Name:
Title:

GGS INTERNATIONAL HOLDINGS, INC.
By: __________________________
Name:
Title:

GLOBAL EURASIA, LLC
By: __________________________
Name:
Title:

GLOBAL MICROSEISMIC SERVICES, INC.
By: __________________________
Name:
Title:

PAISANO LEASE CO., INC.
By: __________________________
Name:
Title:

APERIO ENERGY PARTNERS, LLC

By: __________________________
Name:
Title:

[SIGNATURE BLOCKS OF FOREIGN SUBSIDIARIES TO BE INSERTED]

Intercompany Subordination Agreement